UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): July 2, 2007

ADVANT-E CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-30983	88-0339012
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2680 Indian Ripple Rd., Dayton, OH	45440
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 937-429-4288

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01.	Completion of Acquisition or Disposition of Assets

On July 2, 2007 Advant-e Corporation (“the Company”) pursuant to the terms of a Stock Purchase Agreement between Advant-e Corporation, a Delaware Corporation, and the shareholders of Merkur Group, Inc., (“Merkur”) a privately-owned Delaware Corporation based in West Chester, Ohio, acquired all the outstanding shares of stock of Merkur, comprised of 330 shares of Class A voting common stock owned by Rob D. Wadzinski, the brother of the Company’s CEO Jason K. Wadzinski, and 300 shares of Class B non-voting common stock owned by three unrelated shareholders in exchange for cash payments totaling $927,938, of which $650,000 was paid to Rob D. Wadzinski, and the issuance of 396,301 unregistered shares of the Company’s common stock, of which 333,800 shares were issued to Rob Wadzinski, the owner of the Class A voting common stock of Merkur, and 62,500 shares were issued to the owners of the Class B non-voting common stock of Merkur.

ITEM 3.02.	Unregistered Sales of Equity Securities

On July 2, 2007 Advant-e Corporation, pursuant to the terms of a Stock Purchase Agreement between Advant-e Corporation a Delaware Corporation and the shareholders of Merkur Group, Inc., a Delaware Corporation, issued unregistered shares of Advant-e Corporation’s common stock, $.001 par value per share, to Rob D. Wadzinski (333,800 shares), Jay D. Ferrell (26,042 shares), Robert G. Kroger (26,042 shares) and Paul T. Landers (10,417 shares).

ITEM 7.01.	Regulation FD Disclosure

On July 2, 2007 Advant-e Corporation issued a press release announcing that it had completed the acquisition of Merkur Group, Inc., a privately owned Delaware corporation based in West Chester, Ohio. Advant-e Corporation acquired all the outstanding common shares of Merkur Group, Inc. in exchange for cash payments totaling $927,938 and the issuance of 396,301 unregistered shares of the Company’s common stock. A copy of that press release is attached hereto as Exhibit 99.1 and is incorporated herein by this reference.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(a) Financial statements of business acquired

To be filed by amendment.

(b) Pro Forma Financial Information

To be filed by amendment

(d) Exhibits.

Exhibit Number	Description	Method of Filing
2.1	Stock Purchase Agreement by and among Advant-e Corporation a Delaware Corporation, as buyer and the Shareholders of Merkur Group, Inc., a Delaware Corporation, as Sellers dated July 2, 2007	Filed herewith

99.1	Company Press Release dated July 2, 2007	Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Advant-e Corporation (Registrant)

July 2, 2007	By:	/s/ Jason K. Wadzinski
Jason K. Wadzinski
Chief Executive Officer